EXHIBIT 24.1


                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of February, 1999.



                                   /S/ NEIL A. ARMSTRONG
                                   Neil A. Armstrong





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ JAMES K. BAKER
                                   James K. Baker





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ MICHAEL G. BROWNING
                                   Michael G. Browning





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ PHILLIP R. COX
                                   Phillip R. Cox





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ KENNETH S. DUBERSTEIN
                                   Kenneth M. Duberstein





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ CHERYL M. FOLEY
                                   Cheryl M. Foley





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ JOHN A. HILLENBRAND II
                                   John A. Hillenbrand II





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ GEORGE C. JUILFS
                                   George C. Juilfs





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ MELVIN PERELMAN
                                   Melvin Perelman, Ph.D.





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ THOMAS E. PETRY
                                   Thomas E. Petry





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of February, 1999.



                                   /S/ JACKSON H. RANDOLPH
                                   Jackson H. Randolph





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ JAMES E. ROGERS
                                   James E. Rogers





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ JOHN J. SCHIFF, JR.
                                   John J. Schiff, Jr.





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ PHILIP R. SHARP
                                   Philip R. Sharp, Ph.D.





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ VAN P. SMITH
                                   Van P. Smith





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ DUDLEY S. TAFT
                                   Dudley S. Taft





                             POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Charles J. Winger, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, the undersigned's true and lawful attorney-in-fact and agent for the undersigned and in the undersigned's name to sign Registration Statements of Cinergy Corp. on Form S-3 or such appropriate form as may be required, including any and all amendments and supplements thereto (the "Registration Statements"), for the registration of up to an aggregate of $400,000,000 principal amount or par value, as the case may be, of (i) senior unsecured indebtedness ("Senior Debentures"),
(ii) junior unsecured subordinated debentures ("Subordinated Debentures"),
(iii) securities representing undivided beneficial interests in one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Senior Debentures as assets, and/or (iv) preferred securities of one or more direct or indirect subsidiary limited partnerships, limited liability companies or statutory business trusts holding Subordinated Debentures as assets, and to file such Registration Statements, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that the undersigned might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 1998.



                                   /S/ OLIVER W.WADDELL
                                   Oliver W. Waddell